                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 28, 2006

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-A2
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

    Delaware
(State or other                  333-130545                       13-3416059
jurisdiction of                  (Commission                    (IRS Employer
 incorporation)                 File Number)                 Identification No.)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $339,069,018 in aggregate principal amount Class I-A, Class II-A1, Class II-A2, Class III-A, Class IV-A, Class A-R, Class M-1, Class M-2, and Class M-3 of its Merrill Lynch Mortgage Investors Trust, Series 2006-A2 Mortgage Pass-Through Certificates on April 28, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated April 26, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of April 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator. The Certificates consist of the following Classes: the Class I-A, Class II-A1, Class II-A2, Class III-A, Class IV-A, Class A-R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class P Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $348,838,110 as of April 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

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
          4.1    Pooling and Servicing Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor,
                 HSBC Bank USA, National Association, as trustee, and Wells
                 Fargo Bank, N.A., as master servicer and securities
                 administrator.

          99.1 Mortgage Loan Purchase Agreement, dated as of April 28, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and
                 Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2   Assignment, Assumption and Recognition Agreement, dated as of
                 April 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
                 Merrill Lynch Mortgage Investors, Inc., Countrywide Home Loans
                 Servicing LP and Countrywide Home Loans, Inc.

          99.3   Assignment, Assumption and Recognition Agreement, dated April
                 1, 2006 among Merrill Lynch Bank, USA, Countrywide Home Loans
                 Servicing LP, Countrywide Home Loans, Inc. and Merrill Lynch
                 Mortgage Lending, Inc.

          99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2004, between Merrill Lynch Bank, USA and
                 Countrywide Home Loans, Inc.

          99.5   Assignment, Assumption and Recognition Agreement, dated as of
                 April 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
                 Merrill Lynch Mortgage Investors, Inc. and GreenPoint Mortgage
                 Funding, Inc.

          99.6   Assignment, Assumption and Recognition Agreement,

                 dated as of April 1, 2006, among Merrill Lynch Mortgage
                 Holdings, Inc., Merrill Lynch Mortgage Lending, Inc. and
                 GreenPoint Mortgage Funding, Inc.

          99.7 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage Holdings, Inc.,
                 GreenPoint Mortgage Funding Inc. and Terwin Advisors, LLC.

          99.8   Assignment, Assumption and Recognition Agreement, dated as of
                 April 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
                 Merrill Lynch Mortgage Investors, Inc. and CitiMortgage, Inc.

          99.9   Mortgage Servicing Purchase and Sale Agreement, dated as of
                 February 27, 2006, between Merrill Lynch Mortgage Lending, Inc.
                 and CitiMortgage, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Alan Chan
                                            ------------------------------------
                                        Name: Alan Chan
                                        Title: Authorized Signatory

Date: May 12, 2006

                                INDEX TO EXHIBITS

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
4.1           Pooling and Servicing Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor,
              HSBC Bank USA, National Association, as trustee, and Wells
              Fargo Bank, N.A., as master servicer and securities
              administrator.


99.1          Mortgage Loan Purchase Agreement, dated as of April 28,
              2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc., Countrywide
              Home Loans Servicing LP and Countrywide Home Loans, Inc.

99.3          Assignment, Assumption and Recognition Agreement, dated
              April 1, 2006 among Merrill Lynch Bank, USA, Countrywide
              Home Loans Servicing LP, Countrywide Home Loans, Inc. and
              Merrill Lynch Mortgage Lending, Inc.

99.4          Master Mortgage Loan Purchase and Servicing
              Agreement, dated as of November 1, 2004, between Merrill Lynch Bank, USA and Countrywide Home Loans,
              Inc.

99.5 Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and GreenPoint
              Mortgage Funding, Inc.

99.6 Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Holdings,
              Inc., Merrill Lynch Mortgage Lending, Inc. and GreenPoint

              Mortgage Funding, Inc.

99.7 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage
              Holdings, Inc., GreenPoint Mortgage Funding Inc. and Terwin
              Advisors, LLC.

99.8 Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and
              CitiMortgage, Inc.

99.9          Mortgage Servicing Purchase and Sale Agreement, dated as of
              February 27, 2006, between Merrill Lynch Mortgage Lending,
              Inc. and CitiMortgage, Inc.